Statement of Additional Information (SAI) Supplement – July 18, 2014

For the SAI dated March 1, 2014 for the following funds:

    Columbia Select Large Cap Growth ETF

    Columbia Select Large Cap Value ETF

Effective July 14, 2014, the About the Trust section for Columbia Select Large Cap Growth ETF is hereby superseded and replaced with the following:

Fund	Fiscal Year End	Prospectus Date	Date Began Operations	Diversified(a)	Investment Category
Select Large Cap Growth ETF	October 31	March 1, 2014	October 2, 2009	Yes	Equity

The rest of this section remains the same.

Effective July 14, 2014, The Fundamental Investment Policies in the Fundamental and Non-Fundamental Investment Policies section for Columbia Select Large Cap Growth ETF is hereby superseded and replaced with the following:

Each Fund may not, as a matter of fundamental policy:

Regarding diversification, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund’s total assets.

The rest of this section remains the same.

Effective July 18, 2014 (the Effective Date), Oliver Buckley will no longer be managing the above mentioned Funds due to his retirement from Columbia Management Investment Advisers, LLC, the Funds’ investment manager. On the Effective Date, all references to Mr. Buckley contained in the Funds’ SAI are deleted.

Shareholders should retain this supplement for future reference.

SAI930_10_003_(07/14)